Exhibit 32.b

CERTIFICATION

I, Larry Bruce, Principal Financial Officer of Blink Logic Inc. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify, to the best of my knowledge, in connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission (the “Report”) on the date hereof, that:

The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2008	/s/Larry Bruce Larry Bruce Chief Financial Officer, Secretary and Treasurer